Supplement Dated February 9, 2009 to
Prospectuses Dated August 29, 2008

Hotchkis and Wiley Funds

Core Value Fund, Large Cap Value Fund, Mid-Cap Value Fund,
Small Cap Value Fund, All Cap Value Fund
(collectively, the “Funds”)

Effective at the start of business on February 2, 2009, the Hotchkis and Wiley Large Cap Value Fund and the Hotchkis and Wiley All Cap Value Fund, both of which have been closed to new investors since July 1, 2005, will again begin accepting new investors.  At that time, shares of the Hotchkis and Wiley Large Cap Value Fund and Hotchkis and Wiley All Cap Value Fund will be available for purchase as described in the section of the Prospectus – Class I Shares entitled “Shareholder Services – How to Buy Shares,” and in the section of the Prospectus – Class A, C, R Shares entitled “Shareholder Services – How to Buy, Sell, Transfer and Exchange Shares.”  Also at that time, all references in the Prospectuses to the Hotchkis and Wiley Large Cap Value Fund and the Hotchkis and Wiley All Cap Value Fund as “closed” should be disregarded.

The following replaces the section “Portfolio Managers” in the Prospectuses.

Portfolio Managers
The Advisor to the Funds also manages institutional separate accounts and is the sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds, and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Advisor’s investment strategies.  Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.”  Investment ideas for each Fund are generated by the Advisor’s investment team.  The Advisor has identified the portfolio managers with the most significant responsibility for each Fund’s portfolio.  The list does not include all members of the investment team.

Investment team member	Primary title with Advisor	Years with the Advisor
George H. Davis Jr.	CEO and Portfolio manager	20
Sheldon Lieberman	Portfolio manager	15
James Miles	Portfolio manager	14
Patricia McKenna	Portfolio manager	13
David Green	Portfolio manager	12
Stan Majcher	Portfolio manager	12
Judd Peters	Portfolio manager	9
Scott McBride	Portfolio manager	7

The investment process is team driven where each portfolio manager participates in the investment research review and decision-making process for all of the Funds.

Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Core Value Fund and Large Cap Value Fund portfolios.  Mr. Lieberman and Ms. McKenna participate in the investment research review and decision-making process and represent the Core Value Fund and Large Cap Value Fund to current and prospective shareholders.

Mr. Majcher and Mr. Davis coordinate the day to day management of the Mid-Cap Value Fund portfolio.  Mr. Miles participates in the investment research review and decision-making process and represents the Mid-Cap Value Fund to current and prospective shareholders.

Mr. Green and Mr. Miles coordinate the day to day management of the Small Cap Value Fund portfolio.  They also represent the Small Cap Value Fund to current and prospective shareholders.

Mr. Green and Mr. Davis coordinate the day to day management of the All Cap Value Fund portfolio.  They also represent the All Cap Value Fund to current and prospective shareholders.

Please see the Statement of Additional Information for more information about management of the Funds, including additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds.